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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

January 28, 2002

Hampton Industries, Inc.
(Exact name of registrant as specified in its charter

North Carolina (State or other jurisdiction of incorporation)	1-6105 (Commission File Number)	56-0482565 (IRS Employer Identification No.)

2000 Greenville Hwy., P.O. Box 614, Kinston, NC 28502-0614 (Address of principal executive offices and zip code)

(212) 563 1010 (Registrant's telephone number, including area code)

Item 1. Changes in Control of Registrant
Not applicable

Item 2. Acquisition or Disposition of Assets
Not applicable

Item 3. Bankruptcy or Receivership
Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

  Effective January 28, 2002, Hampton Industries, Inc. ("Hampton") dismissed its prior independent accountant, Deloitte & Touche LLP ("Deloitte"). The decision to change accountants was approved by the audit committee of Hampton's Board of Directors.

  Deloitte's independent auditors' report dated March 28, 2001 on Hampton's consolidated financial statements as of and for the years ended December 30, 2000 and January 1, 2000 appearing in Hampton's Annual Report on Form 10-K for the year ended December 30, 2000 contained a disclaimer of opinion as illustrated in the following explanatory paragraphs:

  "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note B to the consolidated financial statements, the Company's recurring losses from operations, default of certain financial covenants and borrowing base limitations under its senior credit facility, and the Company's plan to sell all or a portion of the Company's assets raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note B. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

  "Because of the possible material effects of the uncertainty referred to in the preceding paragraph, we are unable to express, and we do not express an opinion on the consolidated financial statements and the financial statement schedule for the year ended December 30, 2000."

  Their report for the year ended January 1, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

  During the audits of Hampton's consolidated financial statements as of and for the years ended December 30, 2000 and January 1, 2000 and through the subsequent interim periods to the date hereof, there were no disagreements between Hampton and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

  Hampton has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is being filed as Exhibit 16 to this Form 8-K.

  Effective January 28, 2002, Hampton engaged McGladrey & Pullen P.C. as its principal accountant. During the last two fiscal years and the subsequent interim period to the date hereof, Hampton did not consult McGladrey & Pullen P.C. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5. Other Events
On January 17, 2002, Hampton filed with the Securities and Exchange Commission a CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION UNDER SECTION 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934 OR SUPENSION OF DUTY TO FILE REPORTS UNDER SECTIONS 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Item 6. Resignations of Registrant's Directors
Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Not Applicable

  Financial Statements of Business Acquired
  Not Applicable

  Pro Forma Financial Information
  Not Applicable

  Exhibits
  The following exhibits are filed herewith:

    Letter addressed to the Company dated January 31, 2002 from Deloitte & Touche LLP to the Securities and Exchange Commission.

Item 8. Change in Fiscal Year
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAMPTON INDUSTRIES, INC. (Registrant)
Date: January 31, 2002	By:	/s/ Steven Fuchs Steven Fuchs, Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.	Letter addressed to Hampton Industries, Inc. dated January 31,2002 from Deloitte & Touche LLP to the Securities and Exchange Commission.

EXHIBIT 16

January 31, 2002

Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, NW
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Hampton Industries, Inc. dated January 31, 2002.

Yours truly,

/s/ DELOITTE & TOUCHE LLP